UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-02405

Name of Fund: Merrill Lynch Balanced Capital Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Balanced Capital Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 03/31/06

Item 1 - Report to Stockholders

Semi-Annual Report
March 31, 2006

Merrill Lynch
Balanced Capital
Fund, Inc.

Merrill Lynch Balanced Capital Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.

Portfolio Information as of March 31, 2006

Ten Largest Common                                                    Percent of
Stock Holdings                                                        Net Assets
--------------------------------------------------------------------------------
Honeywell International, Inc. ..........................................    1.6%
Wyeth ..................................................................    1.6
Wells Fargo & Co. ......................................................    1.6
General Electric Co. ...................................................    1.6
Cisco Systems, Inc. ....................................................    1.6
Microsoft Corp. ........................................................    1.6
Nestle SA Registered Shares ............................................    1.5
Baxter International, Inc. .............................................    1.5
American International Group, Inc. .....................................    1.4
Kimberly-Clark Corp. ...................................................    1.4
--------------------------------------------------------------------------------

                                                                      Percent of
Asset Mix                                                      Total Investments
--------------------------------------------------------------------------------
Domestic Common Stocks .................................................   61.8%
Fixed Income Mutual Funds ..............................................   34.3
Foreign Common Stocks ..................................................    1.5
Other* .................................................................    2.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Insurance ..............................................................    5.4%
Oil, Gas & Consumable Fuels ............................................    4.7
Industrial Conglomerates ...............................................    4.4
Food Products ..........................................................    4.0
Aerospace & Defense ....................................................    3.9
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


2       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.

      Data, including assets under management, are as of March 31, 2006.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006         3

A Discussion With Your Fund's Portfolio Managers

      The Fund outperformed the average return of the Lipper Balanced Funds category for the period, benefiting from both favorable asset allocation and strong performance within the equity portfolio.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2006, Merrill Lynch Balanced Capital Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares returned +5.66%, +5.25%, +5.28%, +5.78% and +5.54%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark Standard & Poor's 500 (S&P
500) Index returned +6.38%, the benchmark Lehman Brothers Aggregate Bond Index returned -.06%, and the Lipper Balanced Funds category of mutual funds had an average return of +4.77%. (Funds in this Lipper category seek to conserve principal by maintaining a balanced portfolio of stocks and bonds.)

Stocks continued to build upon the advance that began in October 2005, with the S&P 500 Index ending the six-month period near a five-year high. The Index's first quarter 2006 gain of +4.21% represented its best first calendar quarter since 1999. Improving global economic conditions, continued strong corporate profit growth and expectations for a cessation of interest rate increases by the Federal Reserve Board (the Fed) more than offset the negative effects of continued high energy prices and a slowdown in housing-related activities. The value style of investing continued to outpace the growth style of investing while smaller capitalization companies outpaced their larger brethren. Still, all major style and capitalization categories produced positive returns for the period. The fixed income market reacted more cautiously to events over the past six months. Bond yields rose (and their prices correspondingly fell) in reaction to prospects for faster global economic growth and fears of higher inflation. This was largely offset by current income, resulting in the modestly negative return for the Lehman Brothers Aggregate Bond Index.

What factors most influenced Fund performance?

The Fund's asset allocation proved favorable. In addition, equities handsomely outperformed the S&P 500 Index while bonds underperformed their benchmark return. Within the equity portfolio, good stock selection in the information technology sector was the primary driver of performance, led by double-digit returns from positions in CommScope, Inc., Cisco Systems, Inc. and Accenture Ltd. and only a small position in Intel Corp., which declined more than 20% during the period. Our overweight position and good stock selection in the basic materials sector, the market's strongest-performing sector for the period, further aided performance, led by better than 25% returns from positions in United States Steel Corp. and Alcoa, Inc. and a strong advance in International Paper Co. Good stock selection in the energy sector also favorably contributed to results, as positions in oil service companies Schlumberger Ltd., Weatherford International Ltd. and GlobalSantaFe Corp. all posted substantial gains for the period. These areas of outperformance more than offset relative weakness in the consumer staples sector where our overweight position and poor stock selection detracted from results. In particular, stocks like Sara Lee Corp., Unilever NV and Kimberly-Clark Corp. all posted modest declines for the six-month period. Our underweight position in the telecommunications services sector, the market's second-strongest sector during the period, also impaired performance as merger-and-acquisition activity led the group higher.

Performance of the fixed income portfolio was primarily driven by our yield curve positioning and duration profile. We positioned the portfolio in anticipation of a flattening yield curve, a strategy that benefited performance as short-term interest rates rose. In terms of duration, we began to minimize our short duration bias as long-term yields failed to rise as much as anticipated and the Fed approached its desired federal funds target rate. Although our strategy proved favorable, an even shorter duration would have been more beneficial as rates ultimately rose along the curve. In terms of specific fixed income sectors, our slightly underweight position in corporate bonds and mortgages was a positive, as was our overweight position in structured products, such as asset-backed securities and commercial mortgage-backed securities. Detracting from the total return was our exposure to Treasury Inflation Protected Securities.


4       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006

What changes were made to the portfolio during the period?

We continued to adjust our holdings in response to ongoing market volatility. Within the equity portfolio, we established new positions in two reinsurance companies, Endurance Specialty Holdings Limited and RenaissanceRe Holdings Ltd. The market outlook for property and casualty insurers improved dramatically over the past few months. With hurricane and other catastrophe losses estimated as high as $80 billion, we expect higher prices and tighter terms and conditions to ensue, leading to robust earnings and book value growth and stock price appreciation.

We reestablished a position in video game manufacturer Electronic Arts, Inc. following a sharp decline in its share price. We were attracted by the company's No. 1 market share position and the upcoming video game console upgrade cycle as both Microsoft and Sony launch next-generation platforms. Combined with high margins and returns and a pristine balance sheet, we believe these factors can drive enhanced shareholder value. We continued to build upon our new position in Textron, Inc., which offers highly visible revenue growth and improving margins over the next several years given its growing commercial aerospace and defense backlogs and accelerating restructuring benefits. Delivering sustained double-digit earnings-per-share (EPS) growth should drive improved valuations. We further repositioned our technology holdings, adding to existing positions in Hewlett-Packard Co. and Symantec Corp., reducing positions in CommScope, Intersil Corp. and Applied Materials, Inc., introducing Juniper Networks, Inc. and eliminating Citrix Systems, Intel and Micron Technology, Inc. from the portfolio. At Hewlett-Packard, fundamentals continue to improve while valuation remains very attractive. At Micron, strong outperformance led to substantial valuation expansion, while at Intel, market share losses resulted in margin compression and reduced earnings guidance. Juniper declined 20% on the day of the company's fourth-quarter earnings announcement, affording us an attractive buying opportunity in the shares. We believe the company is well positioned in the growing market for telecommunications network equipment while the sharp decline in the share price drove the valuation toward historical and peer group lows.

We also reduced positions in a number of oil service stocks, such as Schlumberger and GlobalSantaFe, following sharp advances in response to accelerating oil field activity levels. We sold our position in Sara Lee and reinvested the proceeds to expand existing positions in Unilever and Cadbury Schweppes Plc where we believe fundamental trends are more robust. We also sold our position in The Estee Lauder Cos., Inc., given the weakening U.S. retail environment and poor visibility on their restructuring efforts.

Within the fixed income portfolio, we maintained an underweight position in corporate bonds, as credit spreads remain tight. We find better value in commercial mortgage-backed securities and asset-backed securities -- high-quality sectors with the potential to generate additional yield for the portfolio. We moderated our yield curve flattening bias as rates moved markedly higher in March and would consider adopting a curve steepening stance should the Fed complete its monetary policy tightening initiatives in the second half of the year.

How would you characterize the Fund's position at the close of the period?

At the end of the period, 65.9% of the portfolio's net assets was invested in equities, 33.4% in fixed income securities and 0.7% in cash equivalents. This compared to 64.3% equities, 34.5% fixed income and 1.2% cash equivalents at the end of September 2005. We continue to anticipate a constructive environment for equities as we move through 2006, driven by steady economic growth, stability in interest rates and continued strong corporate earnings. However, we are increasingly concerned that near-term investor expectations may have become unrealistically high and that current market valuations offer little room to accommodate any disappointments. Therefore, we will be looking for opportunities to reduce our high exposure to the more cyclical or commodity-oriented sectors of the market, such as basic materials and diversified industrials where both expectations and valuations are high, and to redeploy proceeds into other market sectors that appear to offer better risk/reward profiles, such as in the broad consumer and health care arenas. Furthermore, should interest rates continue to move higher while inflation pressures remain benign, the attraction of fixed income securities would increase, suggesting that moderating our underweight position in bonds may be appropriate. As always, we will continue to take full advantage of the Fund's flexibility as market conditions evolve.

Kurt Schansinger
Vice President and Senior Portfolio Manager

Patrick Maldari
Fixed Income Portfolio Manager

April 11, 2006


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006         5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                            6-Month        12-Month         10-Year
As of March 31, 2006                                     Total Return    Total Return     Total Return
======================================================================================================
ML Balanced Capital Fund, Inc. Class A Shares*               +5.66%         + 8.45%         + 84.54%
------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class B Shares*               +5.25          + 7.63          + 73.56
------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class C Shares*               +5.28          + 7.61          + 70.75
------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class I Shares*               +5.78          + 8.71          + 89.21
------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class R Shares*               +5.54          + 8.19          + 81.34
------------------------------------------------------------------------------------------------------
S&P 500(R) Index**                                           +6.38          +11.73          +135.74
------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index***                      -0.06          + 2.26          + 83.98
------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged Index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006

Performance Data (concluded)

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/06                               +8.45%           +2.76%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                             +4.33            +3.21
--------------------------------------------------------------------------------
Ten Years Ended 3/31/06                              +6.32            +5.75
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                     Return           Return
                                                  Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 3/31/06                               +7.63%           +3.63%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                             +3.53            +3.20
--------------------------------------------------------------------------------
Ten Years Ended 3/31/06                              +5.67            +5.67
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                     Return           Return
                                                  Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 3/31/06                               +7.61%           +6.61%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                             +3.52            +3.52
--------------------------------------------------------------------------------
Ten Years Ended 3/31/06                              +5.50            +5.50
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

Class I Shares                                                        Return
================================================================================
One Year Ended 3/31/06                                                +8.71%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                                              +4.59
--------------------------------------------------------------------------------
Ten Years Ended 3/31/06                                               +6.58
--------------------------------------------------------------------------------

Class R Shares                                                        Return
================================================================================
One Year Ended 3/31/06                                                +8.19%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                                              +4.22
--------------------------------------------------------------------------------
Ten Years Ended 3/31/06                                               +6.13
--------------------------------------------------------------------------------


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006         7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2005 and held through March 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                              Expenses Paid
                                                           Beginning           Ending       During the Period*
                                                         Account Value     Account Value    October 1, 2005 to
                                                        October 1, 2005    March 31, 2006     March 31, 2006
==============================================================================================================
Actual
==============================================================================================================
Class A                                                    $   1,000         $1,056.60          $    4.36
--------------------------------------------------------------------------------------------------------------
Class B                                                    $   1,000         $1,052.50          $    8.34
--------------------------------------------------------------------------------------------------------------
Class C                                                    $   1,000         $1,052.80          $    8.34
--------------------------------------------------------------------------------------------------------------
Class I                                                    $   1,000         $1,057.80          $    3.08
--------------------------------------------------------------------------------------------------------------
Class R                                                    $   1,000         $1,055.40          $    5.64
==============================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================
Class A                                                    $   1,000         $1,020.66          $    4.28
--------------------------------------------------------------------------------------------------------------
Class B                                                    $   1,000         $1,016.77          $    8.20
--------------------------------------------------------------------------------------------------------------
Class C                                                    $   1,000         $1,016.77          $    8.20
--------------------------------------------------------------------------------------------------------------
Class I                                                    $   1,000         $1,021.91          $    3.02
--------------------------------------------------------------------------------------------------------------
Class R                                                    $   1,000         $1,019.42          $    5.54
--------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.85% for Class A, 1.63% for Class B, 1.63% for Class C, .60% for Class I and 1.10% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006

Schedule of Investments                                        (in U.S. dollars)

        Shares
          Held    Common Stocks                                       Value
===============================================================================
Aerospace & Defense--3.9%
       950,000    Honeywell International, Inc.                  $   40,631,500
       100,000    Northrop Grumman Corp.                              6,829,000
       475,000    Raytheon Co.                                       21,774,000
       475,000    United Technologies Corp.                          27,535,750
                                                                 --------------
                                                                     96,770,250
===============================================================================
Automobiles--0.4%
       190,000    Harley-Davidson, Inc.                               9,857,200
===============================================================================
Beverages--1.5%
       475,000    Anheuser-Busch Cos., Inc.                          20,315,750
       900,000    Coca-Cola Enterprises, Inc.                        18,306,000
                                                                 --------------
                                                                     38,621,750
===============================================================================
Building Products--1.2%
       950,000    Masco Corp.                                        30,865,500
===============================================================================
Capital Markets--2.5%
       800,000    Mellon Financial Corp.                             28,480,000
       550,000    Morgan Stanley                                     34,551,000
                                                                 --------------
                                                                     63,031,000
===============================================================================
Chemicals--1.0%
       600,000    E.I. du Pont de Nemours & Co.                      25,326,000
===============================================================================
Commercial Banks--2.9%
       500,000    PNC Financial Services Group, Inc.                 33,655,000
       625,000    Wells Fargo & Co.                                  39,918,750
                                                                 --------------
                                                                     73,573,750
===============================================================================
Communications Equipment--2.3%
     1,800,000    Cisco Systems, Inc. (a)                            39,006,000
       512,023    CommScope, Inc. (a)(e)                             14,618,257
       200,000    Juniper Networks, Inc. (a)                          3,824,000
                                                                 --------------
                                                                     57,448,257
===============================================================================
Computers & Peripherals--2.0%
       600,000    Hewlett-Packard Co.                                19,740,000
       375,000    International Business Machines Corp.              30,926,250
                                                                 --------------
                                                                     50,666,250
===============================================================================
Diversified Financial Services--2.3%
       710,000    Citigroup, Inc.                                    33,540,400
       565,000    JPMorgan Chase & Co.                               23,526,600
                                                                 --------------
                                                                     57,067,000
===============================================================================
Diversified Telecommunication Services--1.2%
       850,000    Verizon Communications, Inc.                       28,951,000
===============================================================================
Energy Equipment & Services--2.3%
       300,000    GlobalSantaFe Corp.                                18,225,000
       125,000    Schlumberger Ltd.                                  15,821,250
       500,000    Weatherford International Ltd. (a)(e)              22,875,000
                                                                 --------------
                                                                     56,921,250
===============================================================================
Food Products--4.0%
       700,000    Cadbury Schweppes Plc                              28,000,000
       290,000    General Mills, Inc.                                14,697,200
       125,000    Nestle SA Registered Shares                        37,016,490
       285,000    Unilever NV (b)                                    19,727,700
                                                                 --------------
                                                                     99,441,390
===============================================================================
Health Care Equipment & Supplies--1.5%
       950,000    Baxter International, Inc.                         36,869,500
===============================================================================
Health Care Providers & Services--1.5%
       380,000    AmerisourceBergen Corp.                            18,342,600
       400,000    HCA, Inc. (e)                                      18,316,000
                                                                 --------------
                                                                     36,658,600
===============================================================================
Hotels, Restaurants & Leisure--1.2%
       870,000    McDonald's Corp.                                   29,893,200
===============================================================================
Household Products--1.4%
       620,000    Kimberly-Clark Corp.                               35,836,000
===============================================================================
IT Services--1.1%
       950,000    Accenture Ltd. Class A                             28,566,500
===============================================================================
Industrial Conglomerates--4.4%
       190,000    3M Co.                                             14,381,100
     1,135,000    General Electric Co.                               39,475,300
       325,000    Textron, Inc.                                      30,351,750
     1,000,000    Tyco International Ltd.                            26,880,000
                                                                 --------------
                                                                    111,088,150
===============================================================================
Insurance--5.4%
       665,000    ACE Ltd.                                           34,586,650
       545,000    American International Group, Inc.                 36,019,050
       400,000    Endurance Specialty Holdings Limited               13,020,000
       630,000    Genworth Financial, Inc. Class A                   21,060,900
       290,000    Prudential Financial, Inc.                         21,984,900
       215,900    RenaissanceRe Holdings Ltd.                         9,417,559
                                                                 --------------
                                                                    136,089,059
===============================================================================
Machinery--1.2%
       600,000    Dover Corp.                                        29,136,000
===============================================================================
Media--2.3%
       300,000    CBS Corp. Class B                                   7,194,000
       570,000    Comcast Corp. Special Class A (a)(e)               14,888,400
     1,000,000    Interpublic Group of Cos., Inc. (a)                 9,560,000
       250,000    Viacom, Inc. Class B (a)                            9,700,000
       595,000    Walt Disney Co. (e)                                16,594,550
                                                                 --------------
                                                                     57,936,950
===============================================================================
Metals & Mining--1.5%
       615,000    Alcoa, Inc.                                        18,794,400
       300,000    United States Steel Corp.                          18,204,000
                                                                 --------------
                                                                     36,998,400
===============================================================================
Oil, Gas & Consumable Fuels--4.7%
       475,000    Devon Energy Corp.                                 29,055,750
       570,000    EnCana Corp.                                       26,636,100
       235,000    Exxon Mobil Corp.                                  14,302,100
       665,000    Murphy Oil Corp.                                   33,130,300
       100,000    Total SA (b)                                       13,173,000
                                                                 --------------
                                                                    116,297,250
===============================================================================
Paper & Forest Products--1.9%
       950,000    International Paper Co.                            32,841,500
       185,000    Weyerhaeuser Co.                                   13,399,550
                                                                 --------------
                                                                     46,241,050
===============================================================================
Pharmaceuticals--3.3%
       475,000    GlaxoSmithKline Plc (b)                            24,847,250
       900,000    Schering-Plough Corp.                              17,091,000
       835,000    Wyeth                                              40,514,200
                                                                 --------------
                                                                     82,452,450


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006         9

Schedule of Investments (concluded)                            (in U.S. dollars)

        Shares
          Held    Common Stocks                                       Value
===============================================================================
Semiconductors & Semiconductor Equipment--1.1%
     1,000,000    Applied Materials, Inc.                        $   17,510,000
       325,000    Intersil Corp. Class A                              9,399,000
                                                                 --------------
                                                                     26,909,000
===============================================================================
Software--3.0%
       300,000    Electronic Arts, Inc. (a)                          16,416,000
     1,425,000    Microsoft Corp.                                    38,774,250
     1,130,000    Symantec Corp. (a)                                 19,017,900
                                                                 --------------
                                                                     74,208,150
===============================================================================
Specialty Retail--1.3%
       950,000    Limited Brands                                     23,237,000
       300,000    Office Depot, Inc. (a)                             11,172,000
                                                                 --------------
                                                                     34,409,000
===============================================================================
                  Total Common Stocks
                  (Cost--$1,185,281,237)--64.3%                   1,608,129,856
===============================================================================

    Beneficial
      Interest    Mutual Funds
===============================================================================
$  784,000,000    Master Core Bond Portfolio (c)                    871,192,710
-------------------------------------------------------------------------------
                  Total Mutual Funds
                  (Cost--$882,160,585)--34.8%                       871,192,710
===============================================================================

                  Short-Term Securities
===============================================================================
    17,500,907    Merrill Lynch Liquidity Series, LLC
                    Cash Sweep Series I 4.56% (c)(f)                 17,500,907
    44,018,300    Merrill Lynch Liquidity Series, LLC
                    Money Market Series 4.75% (c)(d)(f)              44,018,300
-------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost--$61,519,207)--2.5%                          61,519,207
===============================================================================
Total Investments (Cost--$2,128,961,029*)--101.6%                 2,540,841,773

Liabilities in Excess of Other Assets--(1.6%)                       (40,180,440)
                                                                 --------------
Net Assets--100.0%                                               $2,500,661,333
                                                                 ==============

* The cost and unrealized appreciation (depreciation) of investments as of March 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................             $ 2,141,207,028
                                                                ===============
      Gross unrealized appreciation ...............             $   478,556,346
      Gross unrealized depreciation ...............                 (78,921,601)
                                                                ---------------
      Net unrealized appreciation .................             $   399,634,745
                                                                ===============

(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                                       Dividend/
                                                       Net             Interest
      Affiliate                                     Activity           Income
      --------------------------------------------------------------------------
      Master Core Bond Portfolio                  $(65,000,000)      $20,892,993
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                       $(16,043,115)      $   681,673
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                       $(23,824,150)      $    18,676
      --------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or a portion of security, is on loan.
(f)   Represents the current yield as of March 31, 2006.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


10      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006

Statement of Assets and Liabilities

As of March 31, 2006
====================================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (including securities loaned
             of $42,827,270) (identified cost--$1,185,281,237) .................................                      $1,608,129,856
            Investments in affiliated securities, at value (identified cost--$943,679,792) .....                         932,711,917
            Cash ...............................................................................                              36,180
            Receivables:
               Securities sold .................................................................     $   17,534,213
               Dividends .......................................................................          2,203,930
               Capital shares sold .............................................................          1,104,494
               Securities lending ..............................................................              2,316       20,844,953
                                                                                                     --------------
            Prepaid expenses ...................................................................                             315,918
                                                                                                                      --------------
            Total assets .......................................................................                       2,562,038,824
                                                                                                                      --------------
====================================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value ..........................................                          44,018,300
            Payables:
               Capital shares redeemed .........................................................         10,350,759
               Securities purchased ............................................................          4,965,505
               Administrator ...................................................................            751,405
               Distributor .....................................................................            509,585
               Other affiliates ................................................................            503,382       17,080,636
                                                                                                     --------------
            Accrued expenses ...................................................................                             278,555
                                                                                                                      --------------
            Total liabilities ..................................................................                          61,377,491
                                                                                                                      --------------
====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
            Net assets .........................................................................                      $2,500,661,333
                                                                                                                      ==============
====================================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------------
            Class A Shares of Common Stock, $.10 par value, 200,000,000 shares authorized ......                      $    3,511,333
            Class B Shares of Common Stock, $.10 par value, 500,000,000 shares authorized ......                             840,796
            Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized ......                             416,757
            Class I Shares of Common Stock, $.10 par value, 400,000,000 shares authorized ......                           4,699,819
            Class R Shares of Common Stock, $.10 par value, 500,000,000 shares authorized ......                              17,145
            Paid-in capital in excess of par ...................................................                       2,036,208,508
            Undistributed investment income--net ...............................................     $    7,187,292
            Undistributed realized capital gains--net ..........................................         35,918,540
            Unrealized appreciation--net .......................................................        411,861,143
                                                                                                     --------------
            Total accumulated earnings--net ....................................................                         454,966,975
                                                                                                                      --------------
            Net Assets .........................................................................                      $2,500,661,333
                                                                                                                      ==============
====================================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------------
            Class A--Based on net assets of $928,806,707 and 35,113,333 shares outstanding .....                      $        26.45
                                                                                                                      ==============
            Class B--Based on net assets of $216,063,418 and 8,407,963 shares outstanding ......                      $        25.70
                                                                                                                      ==============
            Class C--Based on net assets of $104,420,519 and 4,167,574 shares outstanding ......                      $        25.06
                                                                                                                      ==============
            Class I--Based on net assets of $1,246,969,406 and 46,998,185 shares outstanding ...                      $        26.53
                                                                                                                      ==============
            Class R--Based on net assets of $4,401,283 and 171,450 shares outstanding ..........                      $        25.67
                                                                                                                      ==============

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006        11

Statement of Operations

For the Six Months Ended March 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $69,042 foreign withholding tax) ............................                          $   15,283,997
            Interest from affiliates ......................................................                                 681,673
            Securities lending--net .......................................................                                  18,676
            Net investment income allocated from the Master Portfolio:
               Interest ...................................................................                              21,237,089
               Securities lending--net ....................................................                                 142,278
               Dividends ..................................................................                                 105,277
               Expenses ...................................................................                                (591,651)
                                                                                                                     --------------
            Total investment income and net investment income allocated from the
             Master Portfolio .............................................................                              36,877,339
                                                                                                                     --------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ......................................................      $    5,330,741
            Account maintenance and distribution fees--Class B ............................           1,241,299
            Account maintenance fees--Class A .............................................           1,183,609
            Transfer agent fees--Class I ..................................................             892,859
            Transfer agent fees--Class A ..................................................             658,512
            Account maintenance and distribution fees--Class C ............................             542,129
            Transfer agent fees--Class B ..................................................             206,680
            Transfer agent fees--Class C ..................................................              91,456
            Custodian fees ................................................................              67,132
            Professional fees .............................................................              66,192
            Printing and shareholder reports ..............................................              57,744
            Directors' fees and expenses ..................................................              49,661
            Registration fees .............................................................              37,521
            Pricing .......................................................................              11,643
            Account maintenance and distribution fees--Class R ............................              11,201
            Transfer agent fees--Class R ..................................................               3,111
            Other .........................................................................              46,960
                                                                                                 --------------
            Total expenses before waiver ..................................................          10,498,450
            Waiver of expenses ............................................................            (291,922)
                                                                                                 --------------
            Total expenses after waiver ...................................................                              10,206,528
                                                                                                                     --------------
            Investment income--net ........................................................                              26,670,811
                                                                                                                     --------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments--net ...........................................................          61,615,999
               Foreign currency transactions--net .........................................              (7,081)
               Allocations from the Master Portfolio--net .................................          (9,292,650)         52,316,268
                                                                                                 ----------------------------------
            Change in unrealized appreciation/depreciation on:
               Investments--net ...........................................................          73,788,786
               Foreign currency transactions--net .........................................              (2,326)
               Allocations from the Master Portfolio--net .................................         (10,457,937)         63,328,523
                                                                                                 ----------------------------------
            Total realized and unrealized gain--net .......................................                             115,644,791
                                                                                                                     --------------
            Net Increase in Net Assets Resulting from Operations ..........................                          $  142,315,602
                                                                                                                     ==============

      See Notes to Financial Statements.


12      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006

Statements of Changes in Net Assets

                                                                                                For the Six             For the
                                                                                                Months Ended           Year Ended
                                                                                                  March 31,           September 30,
Increase (Decrease) in Net Assets:                                                                  2006                  2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .....................................................      $    26,670,811       $    54,236,591
            Realized gain--net .........................................................           52,316,268           152,299,957
            Change in unrealized appreciation/depreciation--net ........................           63,328,523            18,498,915
                                                                                              -------------------------------------
            Net increase in net assets resulting from operations .......................          142,315,602           225,035,463
                                                                                              -------------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net:
               Class A .................................................................          (11,545,195)          (21,685,104)
               Class B .................................................................           (1,993,250)           (4,871,120)
               Class C .................................................................             (953,458)           (1,781,080)
               Class I .................................................................          (17,458,147)          (32,581,425)
               Class R .................................................................              (50,055)              (99,586)
            Realized gain--net:
               Class A .................................................................          (55,980,296)          (48,588,259)
               Class B .................................................................          (15,290,187)          (19,229,346)
               Class C .................................................................           (6,794,035)           (6,332,810)
               Class I .................................................................          (76,450,213)          (64,478,032)
               Class R .................................................................             (267,807)             (245,610)
                                                                                              -------------------------------------
            Net decrease in net assets resulting from dividends and distributions
             to shareholders ...........................................................         (186,782,643)         (199,892,372)
                                                                                              -------------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from capital share transactions .........         (165,058,230)         (343,860,649)
                                                                                              -------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets ...............................................         (209,525,271)         (318,717,558)
            Beginning of period ........................................................        2,710,186,604         3,028,904,162
                                                                                              -------------------------------------
            End of period* .............................................................      $ 2,500,661,333       $ 2,710,186,604
                                                                                              =====================================
             * Undistributed investment income--net ....................................      $     7,187,292       $    12,516,586
                                                                                              =====================================

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006        13

Financial Highlights

                                                                                        Class A
                                                   --------------------------------------------------------------------------------
                                                   For the Six          For the Year        For the Period        For the Year
The following per share data and ratios            Months Ended        Ended Sept. 30,       April 1, 2003       Ended March 31,
have been derived from information                   March 31,     -----------------------    to Sept. 30,   ----------------------
provided in the financial statements.                  2006          2005          2004           2003         2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ...       $  26.92      $  26.69     $    24.25     $    21.68    $  27.50    $    28.31
                                                     ------------------------------------------------------------------------------
      Investment income--net*** ..............            .27           .50            .37            .21         .59           .64
      Realized and unrealized gain (loss)--net           1.19          1.56           2.49           2.64       (5.57)          .65
                                                     ------------------------------------------------------------------------------
      Total from investment operations .......           1.46          2.06           2.86           2.85       (4.98)         1.29
                                                     ------------------------------------------------------------------------------
      Less dividends and distributions:
         Investment income--net ..............           (.33)         (.57)          (.42)          (.28)       (.63)         (.69)
         Realized gain--net ..................          (1.60)        (1.26)            --             --        (.21)        (1.41)
                                                     ------------------------------------------------------------------------------
      Total dividends and distributions ......          (1.93)        (1.83)          (.42)          (.28)       (.84)        (2.10)
                                                     ------------------------------------------------------------------------------
      Net asset value, end of period .........       $  26.45      $  26.92     $    26.69     $    24.25    $  21.68    $    27.50
                                                     ==============================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share .....           5.66%+        7.88%         11.87%         13.16%+    (18.26%)        4.78%
                                                     ==============================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ................            .85%*++       .83%++         .83%++         .85%*       .84%          .82%
                                                     ==============================================================================
      Expenses ...............................            .87%*++       .85%++         .84%++         .85%*       .84%          .82%
                                                     ==============================================================================
      Investment income--net .................           2.04%*++      1.86%++        1.42%++        1.71%*      2.47%         2.35%
                                                     ==============================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands)       $928,807      $965,951     $1,052,738     $1,023,861    $939,989    $1,311,739
                                                     ==============================================================================
      Portfolio turnover .....................              6%           15%            17%            47%         52%           31%
                                                     ==============================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

      See Notes to Financial Statements.


14      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006

                                                                                        Class B
                                                     ------------------------------------------------------------------------------
                                                     For the Six         For the Year      For the Period        For the Year
The following per share data and ratios              Months Ended       Ended Sept. 30,     April 1, 2003       Ended March 31,
have been derived from information                     March 31,     ---------------------   to Sept. 30,  ------------------------
provided in the financial statements.                    2006          2005         2004         2003         2003          2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ...         $  26.19      $  25.98     $  23.59     $  21.09    $    26.75    $    27.56
                                                       ----------------------------------------------------------------------------
      Investment income--net*** ..............              .16           .29          .17          .11           .39           .42
      Realized and unrealized gain (loss)--net             1.16          1.52         2.42         2.57         (5.42)          .64
                                                       ----------------------------------------------------------------------------
      Total from investment operations .......             1.32          1.81         2.59         2.68         (5.03)         1.06
                                                       ----------------------------------------------------------------------------
      Less dividends and distributions:
         Investment income--net ..............             (.21)         (.34)        (.20)        (.18)         (.42)         (.46)
         Realized gain--net ..................            (1.60)        (1.26)          --           --          (.21)        (1.41)
                                                       ----------------------------------------------------------------------------
      Total dividends and distributions ......            (1.81)        (1.60)        (.20)        (.18)         (.63)        (1.87)
                                                       ----------------------------------------------------------------------------
      Net asset value, end of period .........         $  25.70      $  26.19     $  25.98     $  23.59    $    21.09    $    26.75
                                                       ============================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share .....             5.25%+        7.09%       10.99%       12.73%+      (18.93%)        4.01%
                                                       ============================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ................             1.63%*++      1.61%++      1.60%++      1.62%*        1.62%         1.59%
                                                       ============================================================================
      Expenses ...............................             1.65%*++      1.63%++      1.63%++      1.62%*        1.62%         1.59%
                                                       ============================================================================
      Investment income--net .................             1.28%*++      1.12%++       .66%++       .95%*        1.69%         1.58%
                                                       ============================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands)         $216,063      $286,317     $434,115     $632,673    $  680,419    $1,222,487
                                                       ============================================================================
      Portfolio turnover .....................                6%           15%          17%          47%           52%           31%
                                                       ============================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006        15

                                                                                       Class C
                                               ------------------------------------------------------------------------------------
                                               For the Six            For the Year         For the Period         For the Year
The following per share data and ratios        Months Ended          Ended Sept. 30,        April 1, 2003        Ended March 31,
have been derived from information               March 31,       -----------------------     to Sept. 30,    ----------------------
provided in the financial statements.              2006            2005           2004           2003          2003          2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ...   $  25.59        $  25.45       $  23.14       $  20.70      $  26.29      $  27.14
                                                 ----------------------------------------------------------------------------------
      Investment income--net*** ..............        .16             .28            .16            .11           .38           .41
      Realized and unrealized gain (loss)--net       1.13            1.48           2.37           2.52         (5.32)          .63
                                                 ----------------------------------------------------------------------------------
      Total from investment operations .......       1.29            1.76           2.53           2.63         (4.94)         1.04
                                                 ----------------------------------------------------------------------------------
      Less dividends and distributions:
         Investment income--net ..............       (.22)           (.36)          (.22)          (.19)         (.44)         (.48)
         Realized gain--net ..................      (1.60)          (1.26)            --             --          (.21)        (1.41)
                                                 ----------------------------------------------------------------------------------
      Total dividends and distributions ......      (1.82)          (1.62)          (.22)          (.19)         (.65)        (1.89)
                                                 ----------------------------------------------------------------------------------
      Net asset value, end of period .........   $  25.06        $  25.59       $  25.45       $  23.14      $  20.70      $  26.29
                                                 ==================================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share .....       5.28%+          7.05%         10.98%         12.72%+      (18.92%)        4.01%
                                                 ==================================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ................       1.63%*++        1.61%++        1.61%++        1.63%*        1.63%         1.61%
                                                 ==================================================================================
      Expenses ...............................       1.65%*++        1.63%++        1.63%++        1.63%*        1.63%         1.61%
                                                 ==================================================================================
      Investment income--net .................       1.26%*++        1.09%++         .64%++         .93%*        1.69%         1.59%
                                                 ==================================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands)   $104,421        $113,356       $134,013       $143,482      $137,674      $199,774
                                                 ==================================================================================
      Portfolio turnover .....................          6%             15%            17%            47%           52%           31%
                                                 ==================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

      See Notes to Financial Statements.


16      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006

                                                                                      Class I
                                              -------------------------------------------------------------------------------------
                                              For the Six            For the Year         For the Period         For the Year
The following per share data and ratios       Months Ended          Ended Sept. 30,        April 1, 2003        Ended March 31,
have been derived from information              March 31,      -----------------------      to Sept. 30,   ------------------------
provided in the financial statements.             2006            2005           2004           2003          2003          2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ... $    27.00      $    26.76     $    24.31     $    21.73    $    27.58    $    28.38
                                               ------------------------------------------------------------------------------------
      Investment income--net*** ..............        .30             .57            .44            .24           .65           .71
      Realized and unrealized gain (loss)--net       1.19            1.57           2.50           2.65         (5.60)          .66
                                               ------------------------------------------------------------------------------------
      Total from investment operations .......       1.49            2.14           2.94           2.89         (4.95)         1.37
                                               ------------------------------------------------------------------------------------
      Less dividends and distributions:
         Investment income--net ..............       (.36)           (.64)          (.49)          (.31)         (.69)         (.76)
         Realized gain--net ..................      (1.60)          (1.26)            --             --          (.21)        (1.41)
                                               ------------------------------------------------------------------------------------
      Total dividends and distributions ......      (1.96)          (1.90)          (.49)          (.31)         (.90)        (2.17)
                                               ------------------------------------------------------------------------------------
      Net asset value, end of period ......... $    26.53      $    27.00     $    26.76     $    24.31    $    21.73    $    27.58
                                               ====================================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share .....       5.78%+          8.18%         12.17%         13.31%+      (18.09%)        5.07%
                                               ====================================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ................        .60%*++         .58%++         .58%++         .60%*         .59%          .57%
                                               ====================================================================================
      Expenses ...............................        .62%*++         .61%++         .60%++         .60%*         .59%          .57%
                                               ====================================================================================
      Investment income--net .................       2.29%*++        2.11%++        1.67%++        1.97%*        2.72%         2.60%
                                               ====================================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) $1,246,969      $1,340,212     $1,405,513     $1,455,944    $1,396,989    $1,957,869
                                               ====================================================================================
      Portfolio turnover .....................          6%             15%            17%            47%           52%           31%
                                               ====================================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006        17

Financial Highlights (concluded)

                                                                                           Class R
                                                             -------------------------------------------------------------------
                                                                                                                        For the
                                                                                                          For the       Period
                                                             For the Six       For the Year Ended         Period       January 3,
                                                             Months Ended        September (30,)      April 1, 2003     2003+++
The following per share data and ratios have been derived      March 31,     ----------------------    to Sept. 30,   to March 31,
from information provided in the financial statements.           2006           2005          2004          2003          2003
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ............       $   26.18      $   26.03     $   23.71     $   21.20     $   22.07
                                                              ------------------------------------------------------------------
      Investment income--net** ........................             .23            .43           .30           .24           .20
      Realized and unrealized gain (loss)--net ........            1.16           1.52          2.45          2.27         (1.07)
                                                              ------------------------------------------------------------------
      Total from investment operations ................            1.39           1.95          2.75          2.51          (.87)
                                                              ------------------------------------------------------------------
      Less dividends and distributions:
       Investment income--net .........................            (.30)          (.54)         (.43)           --+           --
       Realized gain--net .............................           (1.60)         (1.26)           --            --            --
                                                              ------------------------------------------------------------------
      Total dividends and distributions ...............           (1.90)         (1.80)         (.43)           --+           --
                                                              ------------------------------------------------------------------
      Net asset value, end of period ..................       $   25.67      $   26.18     $   26.03     $   23.71     $   21.20
                                                              ------------------------------------------------------------------
================================================================================================================================
Total Investment Return
--------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ..............            5.54%@@        7.63%        11.67%        13.31%@@      (3.94%)@@
                                                              ==================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver .........................            1.10%*++       1.08%++       1.07%++       1.10%*        1.09%*
                                                              ==================================================================
      Expenses ........................................            1.12%*++       1.11%++       1.07%++       1.10%*        1.09%*
                                                              ==================================================================
      Investment income--net ..........................            1.79%*++       1.65%++       1.10%++       2.07%*        2.76%*
                                                              ==================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) ........       $   4,401      $   4,349     $   2,526            --@           --@
                                                              ==================================================================
      Portfolio turnover ..............................               6%            15%           17%           47%           52%
                                                              ==================================================================

*     Annualized.
**    Based on average shares outstanding.
+     Amount is less than $(.01) per share.
++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.
+++   Commencement of operations.
@     Amount is less than $1,000.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


18      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Balanced Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective through a fully managed investment policy utilizing equity, fixed income and convertible securities. The Fund invests the fixed income portion of its assets in Master Core Bond Portfolio (the "Master Portfolio") of Master Bond Trust (the "Trust"), a mutual fund that has the same investment objective and strategies as the fixed income portion of the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at March 31, 2006 was 31.1%. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its proportionate investment in the Master Portfolio at fair value.

Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuations of other short-term investment vehicles are generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006        19
of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, and protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions, investment income and expenses -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Investment transactions in the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.


20      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is an indirect, wholly-owned subsidiary of ML & Co.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million.

The Fund also pays an Investment Advisory fee to Fund Asset Management, L.P. ("FAM"), an affiliate of MLIM, the Trust's investment adviser; to the extent it invests its fixed income assets in the Master Portfolio. MLIM has contractually agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in the Master Portfolio. For the six months ended March 31, 2006, MLIM earned fees of $5,330,741, of which $291,922 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class A ..........................................      .25%             --
Class B ..........................................      .25%            .75%
Class C ..........................................      .25%            .75%
Class R ..........................................      .25%            .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended March 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A .....................................      $ 1,970               $21,264
Class I .....................................      $   534               $ 4,127
--------------------------------------------------------------------------------


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006        21

For the six months ended March 31, 2006, MLPF&S received contingent deferred sales charges of $83,252 and $2,593 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $9 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of March 31, 2006, the Fund lent securities with a value of $9,092,140 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended March 31, 2006, MLIM, LLC received $7,889 in securities lending agent fees.

In addition, MLPF&S received $63,760 in commissions on the execution of portfolio security transactions for the six months ended March 31, 2006.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, FAM, MLAM U.K., ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2006 were $107,573,918 and $377,645,781, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $165,058,230 and $343,860,649 for the six months ended March 31, 2006 and the year ended September 30, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended March 31, 2006                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           583,260      $  15,409,008
Automatic conversion of shares ...........         1,664,744         43,983,848
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................         2,315,645         59,234,203
                                               --------------------------------
Total issued .............................         4,563,649        118,627,059
Shares redeemed ..........................        (5,329,643)      (140,673,756)
                                               --------------------------------
Net decrease .............................          (765,994)     $ (22,046,697)
                                               ================================

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended September 30, 2005                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,248,836      $  33,471,475
Automatic conversion of shares ...........         2,837,198         76,109,599
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................         2,326,440         61,596,520
                                               --------------------------------
Total issued .............................         6,412,474        171,177,594
Shares redeemed ..........................        (9,978,349)      (266,453,276)
                                               --------------------------------
Net decrease .............................        (3,565,875)     $ (95,275,682)
                                               ================================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended March 31, 2006                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           327,878      $   8,435,798
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................           595,381         14,824,998
                                               --------------------------------
Total issued .............................           923,259         23,260,796
                                               --------------------------------
Automatic conversion of shares ...........        (1,712,142)       (43,983,848)
Shares redeemed ..........................        (1,736,395)       (44,598,838)
                                               --------------------------------
Total redeemed ...........................        (3,448,537)       (88,582,686)
                                               --------------------------------
Net decrease .............................        (2,525,278)     $ (65,321,890)
                                               ================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended September 30, 2005                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           891,578      $  23,206,667
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................           799,634         20,602,454
                                               --------------------------------
Total issued .............................         1,691,212         43,809,121
                                               --------------------------------
Automatic conversion of shares ...........        (2,916,992)       (76,109,599)
Shares redeemed ..........................        (4,547,688)      (118,176,999)
                                               --------------------------------
Total redeemed ...........................        (7,464,680)      (194,286,598)
                                               --------------------------------
Net decrease .............................        (5,773,468)     $(150,477,477)
                                               ================================


22      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended March 31, 2006                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           115,150      $   2,880,137
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................           268,795          6,526,343
                                               --------------------------------
Total issued .............................           383,945          9,406,480
Shares redeemed ..........................          (645,539)       (16,122,996)
                                               --------------------------------
Net decrease .............................          (261,594)     $  (6,716,516)
                                               ================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended September 30, 2005                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           240,727      $   6,114,825
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................           270,001          6,804,005
                                               --------------------------------
Total issued .............................           510,728         12,918,830
Shares redeemed ..........................        (1,346,914)       (34,293,349)
                                               --------------------------------
Net decrease .............................          (836,186)     $ (21,374,519)
                                               ================================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended March 31, 2006                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,590,328      $  42,018,669
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................         3,320,028         85,125,515
                                               --------------------------------
Total issued .............................         4,910,356        127,144,184
Shares redeemed ..........................        (7,548,395)      (198,248,352)
                                               --------------------------------
Net decrease .............................        (2,638,039)     $ (71,104,168)
                                               ================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended September 30, 2005                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         3,812,593      $ 102,092,464
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................         3,294,500         87,427,835
                                               --------------------------------
Total issued .............................         7,107,093        189,520,299
Shares redeemed ..........................        (9,988,817)      (268,067,549)
                                               --------------------------------
Net decrease .............................        (2,881,724)     $ (78,547,250)
                                               ================================

-------------------------------------------------------------------------------
Class R Shares for the Six Months                                     Dollar
Ended March 31, 2006                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            31,630      $     805,799
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................            12,566            312,135
                                               --------------------------------
Total issued .............................            44,196          1,117,934
Shares redeemed ..........................           (38,831)          (986,893)
                                               --------------------------------
Net increase .............................             5,365      $     131,041
                                               ================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended September 30, 2005                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           155,274      $   4,067,922
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................            13,330            343,453
                                               --------------------------------
Total issued .............................           168,604          4,411,375
Shares redeemed ..........................           (99,561)        (2,597,096)
                                               --------------------------------
Net increase .............................            69,043      $   1,814,279
                                               ================================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended March 31, 2006. On November 26, 2005, the credit agreement was renewed for one year under substantially the same terms.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006        23

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as retail insurance funds, under similar investment mandates. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund


24      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006
brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in March 2006, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended November 30, 2005, the Fund's performance after fees and expenses ranked in the fourth quintile of a comparable group of funds for the one- and five-year periods and in the third quintile for the three-year period. The Fund outperformed its benchmark indexes over the one-, three- and five-year periods ended December 31, 2005. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio and other research, advisory and management personnel. The Board noted the additional resources made available by the Investment Adviser. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager. The Board noted that Mr. Schansinger, who has been the portfolio manager since 1996, has over ten years of experience in analyzing and investing in equity securities. The Board noted that Mr. Maldari has over five years of experience in analyzing and investing in fixed income securities, each of Mr. Pagano and Mr. Viola has over nine years of experience in analyzing and investing in fixed income securities, and Mr. Burger has over fourteen years of experience in analyzing and investing in fixed income securities. The Board considered that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other, comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates, such as retail insurance funds. The Board noted that the fees charged to the retail insurance funds were comparable to those being charged to the Fund. The Fund's contractual management fee rate and actual management fee rates, as well as the Fund's actual total expenses, were below the median management fees and total expenses charged by comparable funds as determined by Lipper. The Board has concluded that the Fund's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006        25

Disclosure of Investment Advisory Agreement (concluded)

also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that the Fund's management fee rate includes a breakpoint schedule that reduces the Fund's management fee rate as the Fund's assets increase. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

Officers and Directors

Robert C. Doll, Jr., President and Director
Donald W. Burton, Director
Laurie Simon Hodrick, Director
John Francis O'Brien, Director
David H. Walsh, Director
Fred G. Weiss, Director
Donald C. Burke, Vice President and Treasurer
Kurt Schansinger, Vice President and Senior Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Laurie Simon Hodrick resigned as a Director of Merrill Lynch Balanced Capital Fund, Inc. effective May 1, 2006.
--------------------------------------------------------------------------------


26      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2006        27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Balanced Capital Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #10252 -- 3/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Balanced Capital Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Balanced Capital Fund, Inc.

Date: May 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Balanced Capital Fund, Inc.

Date: May 22, 2006


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Balanced Capital Fund, Inc.

Date: May 22, 2006